Exhibit 99.1

GAP INC. NO LONGER PURSUING SEPARATION OF OLD NAVY

SAN FRANCISCO - JANUARY 16, 2020 - Gap Inc. (NYSE: GPS) today announced that the company no longer intends to separate Old Navy into a standalone public company.
"The plan to separate was rooted in our commitment to value creation from our portfolio of iconic brands," said Robert Fisher, Gap Inc. interim president and chief executive officer. "While the objectives of the separation remain relevant, our board of directors has concluded that the cost and complexity of splitting into two companies, combined with softer business performance, limited our ability to create appropriate value from separation."
"The work we’ve done to prepare for the spin shone a bright light on operational inefficiencies and areas for improvement," continued Fisher. "We have learned a lot and intend to operate Gap Inc. in a more rigorous and transformational manner that empowers our growth brands, Old Navy and Athleta, and appropriately focuses on profitability for Banana Republic and Gap brand. Our board is focused on supporting this work and appointing new leadership with the appropriate experience necessary to lead a portfolio of retail brands and to support our transformation efforts."

Leadership Update
The company’s board of directors intends to appoint a new CEO to oversee the full portfolio of brands and corporate strategy. As previously communicated, in the interim, four of the company’s senior leaders have been elevated and have taken on additional responsibilities reporting to Mr. Fisher. Mark Breitbard, president and CEO, Banana Republic, will now lead Gap Inc.’s collection of specialty brands, including Gap, Banana Republic, Athleta, Janie and Jack, Intermix and Hill City; Sonia Syngal, president and CEO, Old Navy, will continue to lead the Old Navy business; Teri List-Stoll, executive vice president and chief financial officer, will lead corporate operations related to finance, supply chain, technology and real estate; and Julie Gruber, executive vice president, global general counsel, corporate secretary and chief compliance officer, will lead corporate administrative functions including legal, corporate facilities and services, human resources and communications, loss prevention, sustainability, government affairs and foundation.

Additionally, the company today announced that Neil Fiske, president and CEO of Gap brand, will leave the company.

Fiscal Year 2019 Outlook
The company now expects total company fiscal 2019 comparable sales and net sales to both be at the higher end of its previous guidance range of down mid-single digits and down low-single digits, respectively. As a result of better than anticipated promotional levels over the holiday period, particularly at Old Navy, the company now expects its adjusted fiscal year 2019 earnings per share to be moderately above its previous guidance of $1.70 - $1.75.

"We are working aggressively to stabilize and improve business results," said Teri List-Stoll, executive vice president and chief financial officer, Gap Inc. "We are committed to sharpened strategic focus, tailored operating strategies and operational discipline and accountability that can strengthen the health and profitability of our brands."

Fourth Quarter and Fiscal 2019 Earnings
Gap Inc. will release its fourth quarter and fiscal 2019 earnings results via press release on February 27, 2020 at 1:15 p.m. Pacific Time. In addition, the company will host a summary of Gap Inc.’s fourth quarter and fiscal 2019 results during a live conference call and webcast on February 27, 2020 from approximately 2:00 p.m. to 3:00 p.m. Pacific Time. The conference call can be accessed by calling 1-855-5000-GPS or 1-855-500-0477 (participant passcode: 7436665). International callers may dial 1-323-794-2078. The webcast can be accessed at www.gapinc.com.

Forward-Looking Statements
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding comparable sales, net sales and earnings per share for fiscal year 2019.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the company’s actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the following risks, any of which could have an adverse effect on the company’s financial condition, results of operations, and reputation: the risk that additional information may arise during the company’s close process or as a result of subsequent events that would require the company to make adjustments to its financial information; the risks associated with the termination of our plan to separate into two independent publicly-traded companies; the risk that the company or its franchisees will be unsuccessful in gauging apparel trends and changing consumer preferences; the highly competitive nature of the company’s business in the United States and internationally; the risk of failure to attract and retain key personnel, or effectively manage succession; the risk that the company’s investments in customer, digital, and omni-channel shopping initiatives may not deliver the results the company anticipates; the risk if the company is unable to manage its inventory effectively; the risk that the company is subject to data or other security breaches that may result in increased costs, violations of law, significant legal and financial exposure, and a loss of confidence in the company’s security measures; the risk that a failure of, or updates or changes to, the company’s information technology systems may disrupt its operations; the risks to the company’s business, including its costs and supply chain, associated with global sourcing and manufacturing; the risk of changes in global economic conditions or consumer spending patterns; the risks to the company’s reputation or operations associated with importing merchandise from foreign countries, including failure of the company’s vendors to adhere to its Code of Vendor Conduct; the risk that the company’s franchisees’ operation of franchise stores is not directly within the company’s control and could impair the value of its brands; the risk that the company or its franchisees will be unsuccessful in identifying, negotiating, and securing new store locations and renewing, modifying, or terminating leases for existing store locations effectively; the risk of foreign currency exchange rate fluctuations; the risk that comparable sales and margins will experience fluctuations; the risk that changes in the company’s credit profile or deterioration in market conditions may limit the company’s access to the capital markets; the risk that trade matters could increase the cost or reduce the supply of apparel available to the company; the risk of changes in the regulatory or administrative landscape; the risk of natural disasters, public health crises, political crises, negative global climate patterns, or other catastrophic events; the risk of reductions in income and cash flow from the company’s credit card arrangement related to its private label and co-branded credit cards; the risk that the adoption of new accounting pronouncements will impact future results; the risk that the company does not repurchase some or all of the shares it anticipates purchasing pursuant to its repurchase program; and the risk that the company will not be successful in defending various proceedings, lawsuits, disputes, and claims.

Additional information regarding factors that could cause results to differ can be found in the company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, as well as the company’s subsequent filings with the Securities and Exchange Commission.

These forward-looking statements are based on information as of January 16, 2020. The company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

About Gap Inc.
Gap Inc. is a leading global retailer offering clothing, accessories, and personal care products for men, women, and children under the Old Navy, Gap, Banana Republic, Athleta, Intermix, Janie and Jack, and Hill City brands. Fiscal year 2018 net sales were $16.6 billion. Gap Inc. products are available for purchase in more than 90 countries worldwide through company-operated stores, franchise stores, and e-commerce sites. For more information, please visit www.gapinc.com.

Investor Relations Contact:
Tina Romani (415) 427-5264
Investor_relations@gap.com

Media Relations Contact:
Sarah Meron
(347) 891-1770
Press@gap.com

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